UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2007

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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 17, 2007, the Compensation Committee (“Compensation Committee”) of the Board of Directors (“Board”) of ICO, Inc. (the “Company”) approved the fiscal year 2007 Incentive Plans applicable to the Company’s Group Presidents (Stephen E. Barkmann, President-Bayshore Industrial, Derek R. Bristow, President-ICO Europe, Donald Eric Parsons, President-ICO Polymers North America, and Dario E. Masutti, President-ICO Courtenay-Australasia), attached hereto as Exhibit 10.1, and applicable to the Company’s Chief Financial Officer and Treasurer (Jon C. Biro) attached hereto as Exhibit 10.2.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

10.1	ICO, Inc. Fiscal Year 2007 Incentive Plan Matrix - Group Presidents

10.2	ICO, Inc. Fiscal Year 2007 Incentive Plan Matrix - Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: January 23, 2007	By:	/s/ Jon C. Biro
	Name:	Jon C. Biro
	Title:	Chief Financial Officer and
Treasurer